UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28298	94-3154463
(Commission File No.)	(IRS Employer Identification No.)

3031 Research Drive
Richmond, California 94806
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 222-9700

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 5, 2004, Onyx Pharmaceuticals, Inc., or Onyx, issued a press release addressing financial results for its first fiscal quarter ended March 31, 2004. The press release dated May 5, 2004, titled “Onyx Pharmaceuticals Reports First Quarter 2004 Financial Results,” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Onyx Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.

Dated: May 11, 2004	By:	/s/ Marilyn E. Wortzman
Marilyn E. Wortzman Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description
99.1	Press Release titled “Onyx Pharmaceuticals Reports First Quarter 2004 Financial Results,” dated May 5, 2004.